Summary Prospectus		February 28, 2018
PDBC	PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

The NASDAQ Stock Market LLC

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.powershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver and/or Expense Reimbursement(2)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)	Through August 31, 2019, Invesco PowerShares Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$193	$338	$760

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in instruments that are excluded from portfolio turnover calculations.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the world’s most heavily traded commodities. Commodities are assets that have tangible properties, such as oil, agricultural produce or raw metals.

Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of four categories of investments: (i) exchange-traded futures contracts on underlying commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity-related forward contracts (collectively, these are “Commodity-Linked Instruments”); (iii) exchange-traded products related to or providing exposure to commodities (i.e., commodity-linked equity securities, investment companies, other ETFs, exchange-traded notes (“ETNs”) and commodity pools), as described further below (collectively, the “Commodity-Related Assets”); and (iv) cash, cash-like instruments or high-quality securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

P-PDBC-SUMPRO-1

and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.

While the Fund may invest directly in Commodity-Related Assets and Collateral, it may not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked Instruments. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Optimum Yield Diversified Commodity Index Excess Return (the “Benchmark”), an index composed of futures contracts on 14 of the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors: aluminum, Brent crude oil, copper, corn, gold, New York Harbor Ultra Low Sulphur Diesel (“NY Harbor ULSD” previously referred to as Heating Oil), WTI crude oil, natural gas, “RBOB” gasoline, silver, soybeans, sugar, wheat and zinc. Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark, but reference a commodity represented in the Benchmark by a different futures contract. At times, it also may invest in Commodities Futures outside the Benchmark, invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some commodity sectors more than others.

The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).

The Fund (and the Subsidiary) may invest directly in Commodity-Related Assets. Such investments include the PowerShares DB Commodity Index Tracking Fund (the “Commodity Pool”), a

commodity pool that seeks to track the performance of the Benchmark. The Fund will limit its investments in the Commodity Pool and other pools so that no single pool represents more than 25% of the Fund’s total assets. The Fund also may invest directly in ETNs, ETFs and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and certain exemptive relief therefrom. In addition, the Fund may invest in exchange-traded common stocks of companies that operate in commodities, natural resources and energy businesses, and in associated businesses, as well as companies that provide services or have exposure to such businesses.

The Fund (and the Subsidiary, as applicable) invests its remaining assets directly in Collateral, which consists of high-quality securities such as U.S. Treasuries, other U.S. Government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality as the Adviser may determine) that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures and Commodity-Linked Instruments.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting.

Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.

Derivatives Risk. The Fund’s use of derivative instruments (including options, futures contracts, options on futures contracts, swap agreements and forward contracts) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to commodities or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.

Counterparty Risk. Certain of the Fund’s investments in derivatives (such as swaps and forward contracts) may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.

Futures Contract Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying commodity or commodity index; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid commodity; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The Fund also must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For cash-settled futures contracts, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.

Risk of Commodity-Linked Notes. Commodity-linked notes have characteristics of both a debt security and a derivative; typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities. In addition, these notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index; as a result, at the maturity of the note, the Fund may receive more or less principal than it originally invested.

Risk of Options. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The risk of loss in trading uncovered call options in some strategies is potentially unlimited. There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends; such predictions could prove incorrect and a part or all of the premium paid therefore could be lost.

Risk of Swap Agreements. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement.

Swaps can involve greater risks than a direct investment in an underlying asset, such as a commodity, because swaps typically include a certain amount of embedded leverage and, as such, are subject to leveraging risk. Swaps are subject to liquidity risk and counterparty risk and also may be difficult to value. A swap agreement can increase or decrease the volatility of the Fund’s investments and its NAV. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Adverse changes in the value or level of an underlying commodity can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.

Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying commodities in which the pooled vehicles invest. As a shareholder

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

in such a vehicle, the Fund will incur duplicative expenses, bearing its share of that vehicle’s expenses while also paying its own advisory and administrative fees. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles.

Investment Company Risk. An investment in other investment companies (including other ETFs) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory and administrative fees.

ETN Risk. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

Equity Risk. The Fund may invest in equity securities and common stocks of companies that operate in commodities, natural resources and energy businesses, and in associated businesses, as well as companies that provide services or have exposure to such businesses. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or commodity related industries in general. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Collateral Securities Risk. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds. Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund.

Money market funds are open-end registered investment companies, and certain such funds may trade at a stable $1.00 per share price. Pursuant to rules under the 1940 Act, money market funds that meet the definition of a “retail money market fund” or “government money market fund” transact at a stable $1.00 per share price, whereas money market funds that cannot meet such definitions are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact). In addition, 1940 Act rules permit money market funds to impose liquidity fees and redemption gates for use in times of market stress. Although the Fund anticipates investing primarily in “government money market funds” (which remain able to maintain a stable $1.00 per share price), if the Fund were to invest in money market funds with floating NAVs, the impact on the trading and value of money market instruments as a result of the rule amendments may negatively affect the Fund’s return potential.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest, as well as credit risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.

Valuation Risk. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the value of its holdings becomes more difficult and the judgment of the Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Cash Transaction Risk. Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than investments in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Tax Risk. For the Fund to qualify as a regulated investment company (“RIC”), the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund, through its investment in the Subsidiary, generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC, and its investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. The Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service (“IRS”) or the courts, that the income the Subsidiary derives from its investments in certain futures contracts should constitute qualifying income. Based on that opinion, the Fund believes that it will qualify as a RIC. If the IRS were to determine that income the Fund derives from commodity-linked instruments does not constitute qualifying income, and if that position was upheld, the Fund might cease to qualify as a RIC or would be required to reduce its exposure to such investments, which may result in difficulty in implementing its investment strategies.

Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.powershares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
15.22% (2nd Quarter 2016)	(16.05)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/07/14)
Return Before Taxes	5.28%	(7.99)%
Return After Taxes on Distributions	3.51%	(9.27)%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	(6.52)%
DBIQ Optimum Yield Diversified Commodity Index Excess Return (reflects no deduction for fees, expenses or taxes)	5.17%	(7.77)%
DBIQ Optimum Yield Diversified Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	6.16%	(7.39)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
David Hemming	Senior Portfolio Manager of the Adviser, Commodities and Alternatives	September 2016
Theodore Samulowitz	Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), principally in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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PDBC PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

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